Exhibit 99.2

Best Bank In Town Since 1872

BB&T Corporation

Quarterly Performance Summary

Fourth Quarter 2012

BB&T Corporation
Financial Highlights
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended					Year-to-Date
	December 31%					December 31%
	2012		2011		Change	2012		2011		Change
Summary Income Statement
Interest income	$1,763		$1,807		(2.4)%	$7,068		$7,035		0.5%
Interest expense	250		318		(21.4)	1,062		1,381		(23.1)
Net interest income - taxable equivalent	1,513		1,489		1.6	6,006		5,654		6.2
Less: Taxable-equivalent adjustment	37		37		―	149		147		1.4
Net interest income	1,476		1,452		1.7	5,857		5,507		6.4
Provision for credit losses	252		272		(7.4)	1,057		1,190		(11.2)
Net interest income after provision for credit losses	1,224		1,180		3.7	4,800		4,317		11.2
Noninterest income	1,020		922		10.6	3,820		3,113		22.7
Noninterest expense	1,488		1,618		(8.0)	5,828		5,802		0.4
Income before income taxes	756		484		56.2	2,792		1,628		71.5
Provision for income taxes	207		84		146.4	764		296		158.1
Net income	549		400		37.3	2,028		1,332		52.3
Noncontrolling interests	13		9		44.4	49		43		14.0
Preferred stock dividends	30		―		NM	63		―		NM
Net income available to common shareholders	506		391		29.4	1,916		1,289		48.6
Per Common Share Data
Earnings
Basic	$0.72		$0.56		28.6%	$2.74		$1.85		48.1%
Diluted	0.71		0.55		29.1	2.70		1.83		47.5
Cash dividends declared (1)	0.20		0.16		25.0	0.80		0.65		23.1
Book value	27.21		24.98		8.9	27.21		24.98		8.9
Tangible book value (2)	17.52		16.73		4.7	17.52		16.73		4.7

End of period shares outstanding (in thousands)	699,728		697,143		0.4	699,728		697,143		0.4
Weighted average shares (in thousands)
Basic	699,586		697,117		0.4	698,739		696,532		0.3
Diluted	710,190		706,178		0.6	708,877		705,168		0.5
Performance Ratios
Return on average assets	1.20%		0.93%			1.14%		0.82%
Return on average common shareholders' equity	10.51		8.76			10.35		7.49
Return on average tangible common shareholders' equity (3)	17.80		14.36			17.39		12.60
Net interest margin - taxable equivalent	3.84		4.02			3.91		4.06
Fee income ratio (4)	44.1		38.4			42.5		39.7
Efficiency ratio (4)	55.3		53.5			54.3		55.2
Credit Quality (including covered assets)
Nonperforming assets as a percentage of
Total assets	0.97%		1.62%			0.97%		1.62%
Loans and leases plus foreclosed property	1.51		2.52			1.51		2.52
Net charge-offs as a percentage of average
loans and leases	1.02		1.44			1.14		1.57
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.76		2.10			1.76		2.10
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.46	X	1.21	X		1.46	X	1.21	X
Average Balances
Total assets	$182,204		$171,496		6.2%	$178,102		$162,966		9.3%
Total securities (5)	36,383		35,867		1.4	36,334		29,923		21.4
Loans and leases	117,103		108,523		7.9	113,733		105,962		7.3
Deposits	131,762		121,925		8.1	127,617		112,318		13.6
Common shareholders' equity	19,160		17,693		8.3	18,501		17,208		7.5
Total shareholders' equity	21,188		17,755		19.3	19,477		17,267		12.8
Period-End Balances
Total assets	$183,872		$174,579		5.3%	$183,872		$174,579		5.3%
Total securities (5)	38,731		36,407		6.4	38,731		36,407		6.4
Loans and leases	118,364		111,205		6.4	118,364		111,205		6.4
Deposits	133,075		124,939		6.5	133,075		124,939		6.5
Common shareholders' equity	19,042		17,418		9.3	19,042		17,418		9.3
Total shareholders' equity	21,223		17,480		21.4	21,223		17,480		21.4
Capital Ratios (6)
Risk-based
Tier 1	11.4%		12.5%			11.4%		12.5%
Total	14.3		15.7			14.3		15.7
Leverage	8.2		9.0			8.2		9.0
Tangible common equity (2)	6.9		6.9			6.9		6.9
Tier 1 common equity to risk-weighted assets (2)	9.7		9.7			9.7		9.7
Applicable ratios are annualized.
(1)					BB&T Corporation declared a special one-time dividend of $0.01 per common share in the first quarter of 2011.
(2)					Tangible common equity and Tier 1 common equity ratios are non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(3)					Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(4)					Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed in the Selected Items & Additional Information section of this supplement. See the Non-GAAP Reconciliations section of this supplement for further detail.
(5)					Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
(6)					Current quarter regulatory capital information is preliminary.
NM - Not meaningful.
1

BB&T Corporation
Financial Highlights - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Dec. 31		Sept. 30		June 30		March 31		Dec. 31
	2012		2012		2012		2012		2011
Summary Income Statement
Interest income	$1,763		$1,758		$1,767		$1,780		$1,807
Interest expense	250		238		267		307		318
Net interest income - taxable equivalent	1,513		1,520		1,500		1,473		1,489
Less: Taxable-equivalent adjustment	37		37		38		37		37
Net interest income	1,476		1,483		1,462		1,436		1,452
Provision for credit losses	252		244		273		288		272
Net interest income after provision for credit losses	1,224		1,239		1,189		1,148		1,180
Noninterest income	1,020		963		966		871		922
Noninterest expense	1,488		1,529		1,426		1,385		1,618
Income before income taxes	756		673		729		634		484
Provision for income taxes	207		177		191		189		84
Net income	549		496		538		445		400
Noncontrolling interests	13		2		20		14		9
Preferred stock dividends	30		25		8		―		―
Net income available to common shareholders	506		469		510		431		391
Per Common Share Data
Earnings
Basic	$0.72		$0.67		$0.73		$0.62		$0.56
Diluted	0.71		0.66		0.72		0.61		0.55
Cash dividends declared	0.20		0.20		0.20		0.20		0.16
Book value	27.21		26.88		26.19		25.51		24.98
Tangible book value (1)	17.52		17.02		16.92		17.12		16.73

End of period shares outstanding (in thousands)	699,728		699,541		698,795		698,454		697,143
Weighted average shares (in thousands)
Basic	699,586		699,091		698,579		697,685		697,117
Diluted	710,190		709,875		708,454		707,369		706,178
Performance Ratios
Return on average assets	1.20%		1.10%		1.22%		1.03%		0.93%
Return on average common shareholders' equity	10.51		9.94		11.21		9.75		8.76
Return on average tangible common shareholders' equity (2)	17.80		17.01		18.85		15.88		14.36
Net interest margin - taxable equivalent	3.84		3.94		3.95		3.93		4.02
Fee income ratio (3)	44.1		42.4		42.4		41.0		38.4
Efficiency ratio (3)	55.3		55.2		53.9		52.0		53.5
Credit Quality (including covered assets)
Nonperforming assets as a percentage of
Total assets	0.97%		1.10%		1.24%		1.50%		1.62%
Loans and leases plus foreclosed property	1.51		1.70		1.93		2.35		2.52
Net charge-offs as a percentage of average
loans and leases	1.02		1.05		1.21		1.28		1.44
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.76		1.80		1.91		2.02		2.10
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.46	X	1.33	X	1.29	X	1.18	X	1.21	X
Average Balances
Total assets	$182,204		$179,306		$176,870		$173,969		$171,496
Total securities (4)	36,383		35,260		37,114		36,589		35,867
Loans and leases	117,103		115,609		111,760		110,403		108,523
Deposits	131,762		128,695		125,348		124,606		121,925
Common shareholders' equity	19,160		18,757		18,302		17,772		17,693
Total shareholders' equity	21,188		20,125		18,737		17,829		17,755
Period-End Balances
Total assets	$183,872		$182,021		$178,529		$174,752		$174,579
Total securities (4)	38,731		37,238		37,643		37,865		36,407
Loans and leases	118,364		117,607		113,811		110,686		111,205
Deposits	133,075		130,018		126,059		124,157		124,939
Common shareholders' equity	19,042		18,800		18,300		17,820		17,418
Shareholders' equity	21,223		20,532		18,926		17,882		17,480
Capital Ratios (5)
Risk-based
Tier 1	11.4%		10.9%		10.2%		12.8%		12.5%
Total	14.3		14.0		13.5		16.2		15.7
Leverage	8.2		7.9		7.3		9.1		9.0
Tangible common equity (1)	6.9		6.8		6.9		7.1		6.9
Tier 1 common equity to risk-weighted assets (1)	9.7		9.5		9.7		10.0		9.7
Applicable ratios are annualized.
(1)	Tangible common equity and Tier 1 common equity ratios are non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)	Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed in the Selected Items & Additional Information section of this supplement. See the Non-GAAP Reconciliations section of this supplement for further detail.
(4)	Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
(5)	Current regulatory capital information is preliminary.

2

BB&T Corporation
Consolidated Statements of Income
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended				Year-to-Date
	Dec. 31		Change		Dec. 31		Change
	2012	2011	$	%	2012	2011	$	%
Interest Income
Interest and fees on loans and leases	$1,494	$1,530	$(36)	(2.4)%	$5,980	$6,119	$(139)	(2.3)%
Interest and dividends on securities	222	235	(13)	(5.5)	907	747	160	21.4
Interest on other earning assets	10	4	6	150.0	30	19	11	57.9
Total interest income	1,726	1,769	(43)	(2.4)	6,917	6,885	32	0.5
Interest Expense
Interest on deposits	96	137	(41)	(29.9)	429	610	(181)	(29.7)
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	2	1	1	100.0	7	11	(4)	(36.4)
Interest on long-term debt	152	179	(27)	(15.1)	624	757	(133)	(17.6)
Total interest expense	250	317	(67)	(21.1)	1,060	1,378	(318)	(23.1)
Net interest income	1,476	1,452	24	1.7	5,857	5,507	350	6.4
Provision for credit losses	252	272	(20)	(7.4)	1,057	1,190	(133)	(11.2)
Net interest income after provision for credit loss	1,224	1,180	44	3.7	4,800	4,317	483	11.2
Noninterest income
Insurance income	362	254	108	42.5	1,359	1,044	315	30.2
Service charges on deposits	149	142	7	4.9	566	563	3	0.5
Mortgage banking income	231	135	96	71.1	840	436	404	92.7
Investment banking and brokerage fees and commissions	98	75	23	30.7	365	333	32	9.6
Checkcard fees	49	42	7	16.7	185	271	(86)	(31.7)
Bankcard fees and merchant discounts	61	55	6	10.9	236	204	32	15.7
Trust and investment advisory revenues	47	42	5	11.9	184	173	11	6.4
Income from bank-owned life insurance	29	30	(1)	(3.3)	116	122	(6)	(4.9)
FDIC loss share income, net	(97)	(46)	(51)	110.9	(318)	(289)	(29)	10.0
Securities gains (losses), net	―	103	(103)	(100.0)	(12)	62	(74)	(119.4)
Other income	91	90	1	1.1	299	194	105	54.1
Total noninterest income	1,020	922	98	10.6	3,820	3,113	707	22.7
Noninterest Expense
Personnel expense	823	679	144	21.2	3,125	2,727	398	14.6
Foreclosed property expense	48	346	(298)	(86.1)	266	802	(536)	(66.8)
Occupancy and equipment expense	172	159	13	8.2	650	616	34	5.5
Loan-related expense	73	59	14	23.7	283	227	56	24.7
Regulatory charges	35	46	(11)	(23.9)	159	212	(53)	(25.0)
Professional services	46	49	(3)	(6.1)	156	174	(18)	(10.3)
Software expense	38	33	5	15.2	138	118	20	16.9
Amortization of intangibles	28	24	4	16.7	110	99	11	11.1
Merger-related and restructuring charges, net	11	16	(5)	(31.3)	68	16	52	NM
Other expense	214	207	7	3.4	873	811	62	7.6
Total noninterest expense	1,488	1,618	(130)	(8.0)	5,828	5,802	26	0.4
Earnings
Income before income taxes	756	484	272	56.2	2,792	1,628	1,164	71.5
Provision for income taxes	207	84	123	146.4	764	296	468	158.1
Net Income	549	400	149	37.3	2,028	1,332	696	52.3
Noncontrolling interests	13	9	4	44.4	49	43	6	14.0
Preferred stock dividends	30	―	30	NM	63	―	63	NM
Net income available to common shareholders	$506	$391	$115	29.4%	$1,916	$1,289	$627	48.6%

Earnings Per Common Share
Basic	$0.72	$0.56	$0.16	28.6%	$2.74	$1.85	$0.89	48.1%
Diluted	0.71	0.55	0.16	29.1	2.70	1.83	0.87	47.5

Weighted Average Shares Outstanding
Basic	699,586	697,117	2,469	0.4	698,739	696,532	2,207	0.3
Diluted	710,190	706,178	4,012	0.6	708,877	705,168	3,709	0.5
NM - not meaningful.
3

BB&T Corporation
Consolidated Statements of Income - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2012	2012	2012	2012	2011
Interest Income
Interest and fees on loans and leases	$1,494	$1,492	$1,492	$1,502	$1,530
Interest and dividends on securities	222	221	230	234	235
Interest on other earning assets	10	7	6	7	4
Total interest income	1,726	1,720	1,728	1,743	1,769
Interest Expense
Interest on deposits	96	105	107	121	137
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	2	2	2	1	1
Interest on long-term debt	152	130	157	185	179
Total interest expense	250	237	266	307	317
Net interest income	1,476	1,483	1,462	1,436	1,452
Provision for credit losses	252	244	273	288	272
Net interest income after provision for credit loss	1,224	1,239	1,189	1,148	1,180
Noninterest income
Insurance income	362	333	393	271	254
Service charges on deposits	149	142	138	137	142
Mortgage banking income	231	211	182	216	135
Investment banking and brokerage fees and commissions	98	90	88	89	75
Checkcard fees	49	48	45	43	42
Bankcard fees and merchant discounts	61	62	59	54	55
Trust and investment advisory revenues	47	46	46	45	42
Income from bank-owned life insurance	29	30	27	30	30
FDIC loss share income, net	(97)	(90)	(74)	(57)	(46)
Securities gains (losses), net	―	(1)	(2)	(9)	103
Other income	91	92	64	52	90
Total noninterest income	1,020	963	966	871	922
Noninterest Expense
Personnel expense	823	797	775	730	679
Foreclosed property expense	48	54	72	92	346
Occupancy and equipment expense	172	166	159	153	159
Loan-related expense	73	85	62	63	59
Regulatory charges	35	40	43	41	46
Professional services	46	36	39	35	49
Software expense	38	36	32	32	33
Amortization of intangibles	28	31	29	22	24
Merger-related and restructuring charges, net	11	43	2	12	16
Other expense	214	241	213	205	207
Total noninterest expense	1,488	1,529	1,426	1,385	1,618
Earnings
Income before income taxes	756	673	729	634	484
Provision for income taxes	207	177	191	189	84
Net Income	549	496	538	445	400
Noncontrolling interests	13	2	20	14	9
Preferred stock dividends	30	25	8	―	―
Net income available to common shareholders	$506	$469	$510	$431	$391

Earnings Per Common Share
Basic	$0.72	$0.67	$0.73	$0.62	$0.56
Diluted	0.71	0.66	0.72	0.61	0.55

Weighted Average Shares Outstanding
Basic	699,586	699,091	698,579	697,685	697,117
Diluted	710,190	709,875	708,454	707,369	706,178
4

BB&T Corporation
Lines of Business Financial Performance (1)
Quarter Ended December 31, 2012 and 2011
(Dollars in millions)
					Residential			Dealer
	Community Banking				Mortgage Banking			Financial Services			Specialized Lending
	Dec. 31	Dec. 31	Percent		Dec. 31	Dec. 31	Percent	Dec. 31	Dec. 31	Percent	Dec. 31	Dec. 31	Percent
	2012	2011	Change		2012	2011	Change	2012	2011	Change	2012	2011	Change

Net interest income (expense)	$537	$499	7.6%		$298	$272	9.6%	$212	$213	(0.5)%	$179	$167	7.2%
Net intersegment interest income
(expense)	320	388	(17.5)		(198)	(187)	5.9	(50)	(62)	(19.4)	(35)	(43)	(18.6)
Segment net interest income	857	887	(3.4)		100	85	17.6	162	151	7.3	144	124	16.1
Allocated provision for loan
and lease losses	129	118	9.3		56	39	43.6	67	42	59.5	21	24	(12.5)
Noninterest income	296	241	22.8		206	111	85.6	2	2	―	65	57	14.0
Intersegment net referral fees
(expense)	52	41	26.8		―	―	NM	―	―	NM	―	―	NM
Noninterest expense	465	741	(37.2)		99	86	15.1	27	23	17.4	69	58	19.0
Amortization of intangibles	7	11	(36.4)		―	―	NM	―	―	NM	1	2	(50.0)
Allocated corporate expenses	257	225	14.2		13	12	8.3	9	9	―	21	18	16.7
Income (loss) before income taxes	347	74	NM		138	59	133.9	61	79	(22.8)	97	79	22.8
Provision (benefit) for income
taxes	127	24	NM		52	22	136.4	23	30	(23.3)	25	15	66.7
Segment net income (loss)	$220	$50	NM		$86	$37	132.4	$38	$49	(22.4)	$72	$64	12.5

Identifiable segment assets
(period end)	$62,945	$61,072	3.1		$29,391	$25,471	15.4	$10,264	$9,874	3.9	$18,907	$16,766	12.8

								Other, Treasury			Total BB&T
	Insurance Services				Financial Services			& Corporate (2)			Corporation
	Dec. 31	Dec. 31	Percent		Dec. 31	Dec. 31	Percent	Dec. 31	Dec. 31	Percent	Dec. 31	Dec. 31	Percent
	2012	2011	Change		2012	2011	Change	2012	2011	Change	2012	2011	Change

Net interest income (expense)	$1	$1	―	%	$32	$29	10.3%	$217	$271	(19.9)%	$1,476	$1,452	1.7%
Net intersegment interest income
(expense)	1	1	―		86	80	7.5	(124)	(177)	(29.9)	―	―	NM
Segment net interest income	2	2	―		118	109	8.3	93	94	(1.1)	1,476	1,452	1.7
Allocated provision for loan
and lease losses	―	―	NM		(8)	9	(188.9)	(13)	40	(132.5)	252	272	(7.4)
Noninterest income	368	255	44.3		195	183	6.6	(112)	73	NM	1,020	922	10.6
Intersegment net referral fees
(expense)	―	―	NM		10	6	66.7	(62)	(47)	31.9	―	―	NM
Noninterest expense	271	187	44.9		163	143	14.0	366	356	2.8	1,460	1,594	(8.4)
Amortization of intangibles	16	11	45.5		1	1	―	3	(1)	NM	28	24	16.7
Allocated corporate expenses	23	21	9.5		23	19	21.1	(346)	(304)	13.8	―	―	NM
Income (loss) before income taxes	60	38	57.9		144	126	14.3	(91)	29	NM	756	484	56.2
Provision (benefit) for income
taxes	21	13	61.5		54	47	14.9	(95)	(67)	41.8	207	84	146.4
Segment net income (loss)	$39	$25	56.0		$90	$79	13.9	$4	$96	(95.8)	$549	$400	37.3

Identifiable segment assets
(period end)	$3,297	$2,350	40.3		$9,184	$7,413	23.9	$49,884	$51,633	(3.4)	$183,872	$174,579	5.3
(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
NM - not meaningful.
5

BB&T Corporation
Lines of Business Financial Performance (1)
Year-To-Date December 31, 2012 and 2011
(Dollars in millions)
					Residential			Dealer
	Community Banking				Mortgage Banking			Financial Services			Specialized Lending
	Dec. 31	Dec. 31	Percent		Dec. 31	Dec. 31	Percent	Dec. 31	Dec. 31	Percent	Dec. 31	Dec. 31	Percent
	2012	2011	Change		2012	2011	Change	2012	2011	Change	2012	2011	Change

Net interest income (expense)	$2,086	$1,937	7.7%		$1,148	$1,025	12.0%	$845	$852	(0.8)%	$701	$636	10.2%
Net intersegment interest income
(expense)	1,342	1,642	(18.3)		(776)	(734)	5.7	(216)	(270)	(20.0)	(154)	(171)	(9.9)
Segment net interest income	3,428	3,579	(4.2)		372	291	27.8	629	582	8.1	547	465	17.6
Allocated provision for loan
and lease losses	666	589	13.1		95	320	(70.3)	164	125	31.2	137	72	90.3
Noninterest income	1,125	1,016	10.7		753	349	115.8	7	7	―	228	211	8.1
Intersegment net referral fees
(expense)	182	132	37.9		(1)	―	NM	―	―	NM	―	―	NM
Noninterest expense	1,828	2,354	(22.3)		388	296	31.1	101	90	12.2	256	233	9.9
Amortization of intangibles	37	47	(21.3)		―	―	NM	1	1	―	5	6	(16.7)
Allocated corporate expenses	1,025	899	14.0		54	48	12.5	36	37	(2.7)	79	72	9.7
Income (loss) before income taxes	1,179	838	40.7		587	(24)	NM	334	336	(0.6)	298	293	1.7
Provision (benefit) for income
taxes	427	302	41.4		221	(9)	NM	126	127	(0.8)	63	58	8.6
Segment net income (loss)	$752	$536	40.3		$366	$(15)	NM	$208	$209	(0.5)	$235	$235	―

Identifiable segment assets
(period end)	$62,945	$61,072	3.1		$29,391	$25,471	15.4	$10,264	$9,874	3.9	$18,907	$16,766	12.8

								Other, Treasury			Total BB&T
	Insurance Services				Financial Services			& Corporate (2)			Corporation
	Dec. 31	Dec. 31	Percent		Dec. 31	Dec. 31	Percent	Dec. 31	Dec. 31	Percent	Dec. 31	Dec. 31	Percent
	2012	2011	Change		2012	2011	Change	2012	2011	Change	2012	2011	Change

Net interest income (expense)	$3	$3	―	%	$119	$107	11.2%	$955	$947	0.8%	$5,857	$5,507	6.4%
Net intersegment interest income
(expense)	3	4	(25.0)		332	267	24.3	(531)	(738)	(28.0)	―	―	NM
Segment net interest income	6	7	(14.3)		451	374	20.6	424	209	102.9	5,857	5,507	6.4
Allocated provision for loan
and lease losses	―	―	NM		10	(1)	NM	(15)	85	(117.6)	1,057	1,190	(11.2)
Noninterest income	1,365	1,040	31.3		725	694	4.5	(383)	(204)	87.7	3,820	3,113	22.7
Intersegment net referral fees
(expense)	―	―	NM		29	20	45.0	(210)	(152)	38.2	―	―	NM
Noninterest expense	1,015	786	29.1		641	574	11.7	1,489	1,370	8.7	5,718	5,703	0.3
Amortization of intangibles	61	42	45.2		3	3	―	3	―	NM	110	99	11.1
Allocated corporate expenses	82	72	13.9		94	75	25.3	(1,370)	(1,203)	13.9	―	―	NM
Income (loss) before income taxes	213	147	44.9		457	437	4.6	(276)	(399)	(30.8)	2,792	1,628	71.5
Provision (benefit) for income
taxes	69	46	50.0		171	164	4.3	(313)	(392)	(20.2)	764	296	158.1
Segment net income (loss)	$144	$101	42.6		$286	$273	4.8	$37	$(7)	NM	$2,028	$1,332	52.3

Identifiable segment assets
(period end)	$3,297	$2,350	40.3		$9,184	$7,413	23.9	$49,884	$51,633	(3.4)	$183,872	$174,579	5.3
(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
NM - not meaningful.
6

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)
(Dollars in millions)
	Quarter Ended
Community Banking	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2012	2012	2012	2012	2011

Net interest income (expense)	$537	$526	$517	$506	$499
Net intersegment interest income (expense)	320	325	339	358	388
Segment net interest income	857	851	856	864	887

Allocated provision for loan and lease losses	129	92	190	255	118
Noninterest income	296	281	280	268	241
Intersegment net referral fees (expense)	52	48	43	39	41
Noninterest expense	465	428	447	488	741
Amortization of intangibles	7	11	10	9	11
Allocated corporate expenses	257	256	255	257	225

Income (loss) before income taxes	347	393	277	162	74
Provision (benefit) for income taxes	127	143	100	57	24
Segment net income (loss)	$220	$250	$177	$105	$50

Identifiable segment assets (period end)	$62,945	$61,748	$61,081	$60,750	$61,072

	Quarter Ended
Residential Mortgage Banking	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2012	2012	2012	2012	2011

Net interest income (expense)	$298	$286	$285	$279	$272
Net intersegment interest income (expense)	(198)	(194)	(193)	(191)	(187)
Segment net interest income	100	92	92	88	85

Allocated provision for loan and lease losses	56	23	38	(22)	39
Noninterest income	206	190	162	195	111
Intersegment net referral fees (expense)	―	―	―	(1)	―
Noninterest expense	99	112	92	85	86
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	13	14	13	14	12

Income (loss) before income taxes	138	133	111	205	59
Provision (benefit) for income taxes	52	50	42	77	22
Segment net income (loss)	$86	$83	$69	$128	$37

Identifiable segment assets (period end)	$29,391	$28,615	$27,318	$25,288	$25,471

	Quarter Ended
Dealer Financial Services	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2012	2012	2012	2012	2011

Net interest income (expense)	$212	$213	$210	$210	$213
Net intersegment interest income (expense)	(50)	(53)	(54)	(59)	(62)
Segment net interest income	162	160	156	151	151

Allocated provision for loan and lease losses	67	43	27	27	42
Noninterest income	2	1	2	2	2
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	27	24	25	25	23
Amortization of intangibles	―	1	―	―	―
Allocated corporate expenses	9	8	10	9	9

Income (loss) before income taxes	61	85	96	92	79
Provision (benefit) for income taxes	23	32	36	35	30
Segment net income (loss)	$38	$53	$60	$57	$49

Identifiable segment assets (period end)	$10,264	$10,316	$10,303	$10,050	$9,874

	Quarter Ended
Specialized Lending	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2012	2012	2012	2012	2011

Net interest income (expense)	$179	$181	$175	$166	$167
Net intersegment interest income (expense)	(35)	(38)	(40)	(41)	(43)
Segment net interest income	144	143	135	125	124

Allocated provision for loan and lease losses	21	65	24	27	24
Noninterest income	65	58	52	53	57
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	69	66	58	63	58
Amortization of intangibles	1	1	2	1	2
Allocated corporate expenses	21	20	19	19	18

Income (loss) before income taxes	97	49	84	68	79
Provision (benefit) for income taxes	25	6	19	13	15
Segment net income (loss)	$72	$43	$65	$55	$64

Identifiable segment assets (period end)	$18,907	$18,650	$18,140	$16,889	$16,766
(1)	Lines of business results are preliminary.
7

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)
(Dollars in millions)
	Quarter Ended
Insurance Services	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2012	2012	2012	2012	2011

Net interest income (expense)	$1	$1	$ ―	$1	$1
Net intersegment interest income (expense)	1	1	―	1	1
Segment net interest income	2	2	―	2	2

Allocated provision for loan and lease losses	―	―	―	―	―
Noninterest income	368	334	393	270	255
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	271	272	260	212	187
Amortization of intangibles	16	18	17	10	11
Allocated corporate expenses	23	20	19	20	21

Income (loss) before income taxes	60	26	97	30	38
Provision (benefit) for income taxes	21	10	31	7	13
Segment net income (loss)	$39	$16	$66	$23	$25

Identifiable segment assets (period end)	$3,297	$3,090	$3,299	$2,310	$2,350

	Quarter Ended
Financial Services	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2012	2012	2012	2012	2011

Net interest income (expense)	$32	$30	$30	$27	$29
Net intersegment interest income (expense)	86	84	82	80	80
Segment net interest income	118	114	112	107	109

Allocated provision for loan and lease losses	(8)	12	(8)	14	9
Noninterest income	195	183	169	178	183
Intersegment net referral fees (expense)	10	7	6	6	6
Noninterest expense	163	152	173	153	143
Amortization of intangibles	1	―	1	1	1
Allocated corporate expenses	23	26	22	23	19

Income (loss) before income taxes	144	114	99	100	126
Provision (benefit) for income taxes	54	43	36	38	47
Segment net income (loss)	$90	$71	$63	$62	$79

Identifiable segment assets (period end)	$9,184	$8,991	$8,216	$7,790	$7,413

	Quarter Ended
Other, Treasury & Corporate (2)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2012	2012	2012	2012	2011

Net interest income (expense)	$217	$246	$245	$247	$271
Net intersegment interest income (expense)	(124)	(125)	(134)	(148)	(177)
Segment net interest income	93	121	111	99	94

Allocated provision for loan and lease losses	(13)	9	2	(13)	40
Noninterest income	(112)	(84)	(92)	(95)	73
Intersegment net referral fees (expense)	(62)	(55)	(49)	(44)	(47)
Noninterest expense	366	444	342	337	356
Amortization of intangibles	3	―	(1)	1	(1)
Allocated corporate expenses	(346)	(344)	(338)	(342)	(304)

Income (loss) before income taxes	(91)	(127)	(35)	(23)	29
Provision (benefit) for income taxes	(95)	(107)	(73)	(38)	(67)
Segment net income (loss)	$4	$(20)	$38	$15	$96

Identifiable segment assets (period end)	$49,884	$50,611	$50,172	$51,675	$51,633

	Quarter Ended
Total BB&T Corporation	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2012	2012	2012	2012	2011

Net interest income (expense)	$1,476	$1,483	$1,462	$1,436	$1,452
Net intersegment interest income (expense)	―	―	―	―	―
Segment net interest income	1,476	1,483	1,462	1,436	1,452

Allocated provision for loan and lease losses	252	244	273	288	272
Noninterest income	1,020	963	966	871	922
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	1,460	1,498	1,397	1,363	1,594
Amortization of intangibles	28	31	29	22	24
Allocated corporate expenses	―	―	―	―	―

Income (loss) before income taxes	756	673	729	634	484
Provision (benefit) for income taxes	207	177	191	189	84
Segment net income (loss)	$549	$496	$538	$445	$400

Identifiable segment assets (period end)	$183,872	$182,021	$178,529	$174,752	$174,579
(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
8

BB&T Corporation
Consolidated Balance Sheets
(Dollars in millions)

	As of December 31		Change
	2012	2011	$	%
Assets
Cash and due from banks	$1,972	$1,562	$410	26.2%
Interest-bearing deposits with banks	1,659	2,646	(987)	(37.3)
Federal funds sold and securities purchased under
resale agreements or similar arrangements	122	136	(14)	(10.3)
Segregated cash due from banks	36	20	16	80.0
Trading securities at fair value	497	534	(37)	(6.9)
Securities available for sale at fair value (1)	25,137	22,313	2,824	12.7
Securities held to maturity	13,594	14,094	(500)	(3.5)
Loans and leases:
Commercial loans and leases
Commercial and industrial	38,295	36,415	1,880	5.2
Commercial real estate—other	11,461	10,689	772	7.2
Commercial real estate—residential ADC (2)	1,261	2,061	(800)	(38.8)
Direct retail lending	15,817	14,506	1,311	9.0
Sales finance loans	7,736	7,401	335	4.5
Revolving credit loans	2,330	2,212	118	5.3
Residential mortgage loans	24,272	20,581	3,691	17.9
Other lending subsidiaries	10,137	8,737	1,400	16.0
Total loans and leases held for investment (excluding covered loans)	111,309	102,602	8,707	8.5
Covered loans	3,294	4,867	(1,573)	(32.3)
Total loans and leases held for investment	114,603	107,469	7,134	6.6
Loans held for sale	3,761	3,736	25	0.7
Total loans and leases	118,364	111,205	7,159	6.4
Allowance for loan and lease losses	(2,018)	(2,256)	238	(10.5)
FDIC loss share receivable	479	1,100	(621)	(56.5)
Premises and equipment	1,888	1,855	33	1.8
Goodwill	6,804	6,078	726	11.9
Core deposit and other intangible assets	673	444	229	51.6
Residential mortgage servicing rights at fair value	627	563	64	11.4
Other assets (3)	14,038	14,285	(247)	(1.7)
Total assets	$183,872	$174,579	$9,293	5.3%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$32,452	$25,684	$6,768	26.4%
Interest checking	21,091	20,701	390	1.9
Money market and savings	47,908	44,618	3,290	7.4
Certificates and other time deposits	31,624	33,899	(2,275)	(6.7)
Foreign office deposits - interest-bearing	―	37	(37)	(100.0)
Total deposits	133,075	124,939	8,136	6.5
Fed funds purchased, repos and other borrowings	2,864	3,566	(702)	(19.7)
Long-term debt	19,114	21,803	(2,689)	(12.3)
Other liabilities	7,596	6,791	805	11.9
Total liabilities	162,649	157,099	5,550	3.5
Shareholders' equity:
Preferred stock	2,116	―	2,116	NM
Common stock	3,499	3,486	13	0.4
Additional paid-in capital	5,973	5,873	100	1.7
Retained earnings	10,129	8,772	1,357	15.5
Accumulated other comprehensive loss	(559)	(713)	154	(21.6)
Noncontrolling interests	65	62	3	4.8
Total shareholders' equity	21,223	17,480	3,743	21.4
Total liabilities and shareholders' equity	$183,872	$174,579	$9,293	5.3%
(1)	Includes $1.6 billion and $1.6 billion at December 31, 2012 and 2011, respectively, covered by FDIC loss sharing agreements.
(2)	Commercial real estate - residential ADC represents residential acquisition, development and construction loans.
(3)	Includes $297 million and $415 million of foreclosed property and other assets covered by FDIC loss sharing agreements at December 31, 2012 and 2011, respectively.
NM - not meaningful.
9

BB&T Corporation
Consolidated Balance Sheets - Five Quarter Trend
(Dollars in millions)

	As of
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2012	2012	2012	2012	2011
Assets
Cash and due from banks	$1,972	$1,557	$1,409	$1,336	$1,562
Interest-bearing deposits with banks	1,659	1,784	2,246	2,464	2,646
Federal funds sold and securities purchased under
resale agreements or similar arrangements	122	162	212	252	136
Segregated cash due from banks	36	3	4	20	20
Trading securities at fair value	497	572	533	589	534
Securities available for sale at fair value (1)	25,137	24,098	25,067	24,380	22,313
Securities held to maturity	13,594	13,140	12,576	13,485	14,094
Loans and leases:
Commercial loans and leases
Commercial and industrial	38,295	38,012	36,938	36,156	36,415
Commercial real estate—other	11,461	10,913	10,457	10,543	10,689
Commercial real estate—residential ADC	1,261	1,454	1,590	1,823	2,061
Direct retail lending	15,817	15,710	15,183	14,897	14,506
Sales finance loans	7,736	7,723	7,794	7,587	7,401
Revolving credit loans	2,330	2,291	2,206	2,159	2,212
Residential mortgage loans	24,272	24,293	23,117	21,513	20,581
Other lending subsidiaries	10,137	10,056	9,835	8,951	8,737
Total loans and leases held for investment (excluding covered loans)	111,309	110,452	107,120	103,629	102,602
Covered loans	3,294	3,688	3,955	4,532	4,867
Total loans and leases held for investment	114,603	114,140	111,075	108,161	107,469
Loans held for sale	3,761	3,467	2,736	2,525	3,736
Total loans and leases	118,364	117,607	113,811	110,686	111,205
Allowance for loan and lease losses	(2,018)	(2,051)	(2,126)	(2,181)	(2,256)
FDIC loss share receivable	479	656	831	949	1,100
Premises and equipment	1,888	1,940	1,816	1,822	1,855
Goodwill	6,804	6,718	6,428	6,077	6,078
Core deposit and other intangible assets	673	718	683	422	444
Residential mortgage servicing rights at fair value	627	563	578	696	563
Other assets (2)	14,038	14,554	14,461	13,755	14,285
Total assets	$183,872	$182,021	$178,529	$174,752	$174,579
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$32,452	$30,810	$28,664	$27,410	$25,684
Interest checking	21,091	20,182	20,228	20,318	20,701
Money market and savings	47,908	48,099	46,611	46,759	44,618
Certificates and other time deposits	31,624	30,927	30,556	29,648	33,899
Foreign office deposits - interest-bearing	―	―	―	22	37
Total deposits	133,075	130,018	126,059	124,157	124,939
Fed funds purchased, repos and other borrowings	2,864	3,093	3,196	3,436	3,566
Long-term debt	19,114	19,221	22,561	22,768	21,803
Other liabilities	7,596	9,157	7,787	6,509	6,791
Total liabilities	162,649	161,489	159,603	156,870	157,099
Shareholders' equity:
Preferred stock	2,116	1,679	559	―	―
Common stock	3,499	3,498	3,494	3,492	3,486
Additional paid-in capital	5,973	5,950	5,914	5,880	5,873
Retained earnings	10,129	9,761	9,433	9,064	8,772
Accumulated other comprehensive loss	(559)	(409)	(541)	(616)	(713)
Noncontrolling interests	65	53	67	62	62
Total shareholders' equity	21,223	20,532	18,926	17,882	17,480
Total liabilities and shareholders' equity	$183,872	$182,021	$178,529	$174,752	$174,579
(1)	Includes $1.6 billion, $1.6 billion, $1.6 billion, $1.6 billion and $1.6 billion at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively, covered by FDIC loss sharing agreements.
(2)	Includes $297 million, $327 million, $349 million, $403 million and $415 million of foreclosed property and other assets covered by FDIC loss sharing agreements at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.
10

BB&T Corporation
Average Balance Sheets
(Dollars in millions)

	Quarter Ended				Year-to-Date
	December 31		Change		December 31		Change
	2012	2011	$	%	2012	2011	$	%
Assets
Total securities, at amortized cost (1)
U.S. government-sponsored entities (GSE)	$3,228	$709	$2,519	NM %	$1,445	$288	$1,157	NM %
Mortgage-backed securities issued by GSE	29,162	31,053	(1,891)	(6.1)	30,848	25,305	5,543	21.9
States and political subdivisions	1,841	1,861	(20)	(1.1)	1,851	1,895	(44)	(2.3)
Non-agency mortgage-backed securities	312	459	(147)	(32.0)	346	528	(182)	(34.5)
Other securities	695	544	151	27.8	661	658	3	0.5
Covered securities	1,145	1,241	(96)	(7.7)	1,183	1,249	(66)	(5.3)
Total securities	36,383	35,867	516	1.4	36,334	29,923	6,411	21.4
Other earning assets	3,377	2,974	403	13.6	3,359	3,207	152	4.7
Loans and leases
Commercial loans and leases
Commercial and industrial	38,022	35,232	2,790	7.9	36,966	34,153	2,813	8.2
Commercial real estate—other	11,032	10,839	193	1.8	10,779	11,139	(360)	(3.2)
Commercial real estate—residential ADC	1,398	2,298	(900)	(39.2)	1,665	2,769	(1,104)	(39.9)
Direct retail lending	15,767	14,183	1,584	11.2	15,270	13,850	1,420	10.3
Sales finance loans	7,724	7,308	416	5.7	7,680	7,202	478	6.6
Revolving credit loans	2,280	2,159	121	5.6	2,217	2,106	111	5.3
Residential mortgage loans	23,820	20,051	3,769	18.8	22,623	18,782	3,841	20.5
Other lending subsidiaries	10,051	8,627	1,424	16.5	9,525	8,280	1,245	15.0
Total loans and leases held for investment
(excluding covered loans)	110,094	100,697	9,397	9.3	106,725	98,281	8,444	8.6
Covered loans	3,477	5,109	(1,632)	(31.9)	4,045	5,498	(1,453)	(26.4)
Total loans and leases held for investment	113,571	105,806	7,765	7.3	110,770	103,779	6,991	6.7
Loans held for sale	3,532	2,717	815	30.0	2,963	2,183	780	35.7
Total loans and leases	117,103	108,523	8,580	7.9	113,733	105,962	7,771	7.3
Total earning assets	156,863	147,364	9,499	6.4	153,426	139,092	14,334	10.3
Nonearning assets	25,341	24,132	1,209	5.0	24,676	23,874	802	3.4
Total assets	$182,204	$171,496	$10,708	6.2%	$178,102	$162,966	$15,136	9.3%
Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$31,849	$25,216	$6,633	26.3%	$28,925	$22,945	$5,980	26.1%
Interest checking	19,837	19,467	370	1.9	19,904	18,614	1,290	6.9
Money market and savings	47,965	44,789	3,176	7.1	46,927	41,287	5,640	13.7
Certificates and other time deposits	31,724	32,290	(566)	(1.8)	31,647	28,825	2,822	9.8
Foreign office deposits - interest-bearing	387	163	224	137.4	214	647	(433)	(66.9)
Total deposits	131,762	121,925	9,837	8.1	127,617	112,318	15,299	13.6
Fed funds purchased, repos and other borrowings	3,340	3,727	(387)	(10.4)	3,408	5,189	(1,781)	(34.3)
Long-term debt	18,689	21,689	(3,000)	(13.8)	20,651	22,257	(1,606)	(7.2)
Other liabilities	7,225	6,400	825	12.9	6,949	5,935	1,014	17.1
Total liabilities	161,016	153,741	7,275	4.7	158,625	145,699	12,926	8.9
Shareholders' equity	21,188	17,755	3,433	19.3	19,477	17,267	2,210	12.8
Total liabilities and shareholders' equity	$182,204	$171,496	$10,708	6.2%	$178,102	$162,966	$15,136	9.3%
Average balances exclude basis adjustments for fair value hedges.
(1)	Total securities include securities available for sale and securities held to maturity.
NM - not meaningful.
11

BB&T Corporation
Average Balance Sheets - Five Quarter Trend
(Dollars in millions)

Quarter Ended
Dec. 31	Sept. 30	June 30	March 31	Dec. 31
2012	2012	2012	2012	2011
Assets
Total securities, at amortized cost (1)
U.S. government-sponsored entities (GSE)	$3,228	$870	$848	$820	$709
Mortgage-backed securities issued by GSE	29,162	30,338	32,176	31,742	31,053
States and political subdivisions	1,841	1,848	1,857	1,858	1,861
Non-agency mortgage-backed securities	312	325	338	411	459
Other securities	695	708	704	532	544
Covered securities	1,145	1,171	1,191	1,226	1,241
Total securities	36,383	35,260	37,114	36,589	35,867
Other earning assets	3,377	3,049	3,511	3,502	2,974
Loans and leases
Commercial loans and leases
Commercial and industrial	38,022	37,516	36,293	36,021	35,232
Commercial real estate—other	11,032	10,823	10,578	10,678	10,839
Commercial real estate—residential ADC	1,398	1,534	1,744	1,989	2,298
Direct retail lending	15,767	15,520	15,071	14,712	14,183
Sales finance loans	7,724	7,789	7,690	7,516	7,308
Revolving credit loans	2,280	2,234	2,178	2,175	2,159
Residential mortgage loans	23,820	23,481	22,114	21,056	20,051
Other lending subsidiaries	10,051	9,998	9,370	8,668	8,627
Total loans and leases held for investment (excluding covered loans)	110,094	108,895	105,038	102,815	100,697
Covered loans	3,477	3,826	4,211	4,672	5,109
Total loans and leases held for investment	113,571	112,721	109,249	107,487	105,806
Loans held for sale	3,532	2,888	2,511	2,916	2,717
Total loans and leases	117,103	115,609	111,760	110,403	108,523
Total earning assets	156,863	153,918	152,385	150,494	147,364
Nonearning assets	25,341	25,388	24,485	23,475	24,132
Total assets	$182,204	$179,306	$176,870	$173,969	$171,496
Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$31,849	$29,990	$27,643	$26,173	$25,216
Interest checking	19,837	20,157	19,911	19,712	19,467
Money market and savings	47,965	47,500	46,557	45,667	44,789
Certificates and other time deposits	31,724	30,727	31,205	32,942	32,290
Foreign office deposits - interest-bearing	387	321	32	112	163
Total deposits	131,762	128,695	125,348	124,606	121,925
Fed funds purchased, repos and other borrowings	3,340	3,478	3,362	3,452	3,727
Long-term debt	18,689	19,682	22,544	21,720	21,689
Other liabilities	7,225	7,326	6,879	6,362	6,400
Total liabilities	161,016	159,181	158,133	156,140	153,741
Shareholders' equity	21,188	20,125	18,737	17,829	17,755
Total liabilities and shareholders' equity	$182,204	$179,306	$176,870	$173,969	$171,496
Average balances exclude basis adjustments for fair value hedges.
(1)	Total securities include securities available for sale and securities held to maturity.
12

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	December 31, 2012			September 30, 2012
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$3,228	$15	1.83%	$870	$3	1.43%
Mortgage-backed securities issued by GSE	29,162	139	1.90	30,338	151	2.00
States and political subdivisions	1,841	27	5.82	1,848	27	5.83
Non-agency mortgage-backed securities	312	4	5.67	325	5	5.55
Other securities	695	2	1.48	708	3	1.57
Covered securities	1,145	48	16.53	1,171	44	15.12
Total securities	36,383	235	2.58	35,260	233	2.64
Other earning assets	3,377	10	1.16	3,049	8	1.07
Loans and leases
Commercial loans and leases
Commercial and industrial	38,022	369	3.87	37,516	367	3.89
Commercial real estate—other	11,032	106	3.82	10,823	104	3.83
Commercial real estate—residential ADC	1,398	15	4.14	1,534	14	3.78
Direct retail lending	15,767	191	4.80	15,520	187	4.81
Sales finance loans	7,724	73	3.72	7,789	75	3.85
Revolving credit loans	2,280	48	8.40	2,234	47	8.39
Residential mortgage loans	23,820	251	4.23	23,481	252	4.28
Other lending subsidiaries	10,051	271	10.73	9,998	271	10.80
Total loans and leases held for investment
(excluding covered loans)	110,094	1,324	4.79	108,895	1,317	4.82
Covered loans	3,477	166	18.98	3,826	175	18.21
Total loans and leases held for investment	113,571	1,490	5.22	112,721	1,492	5.27
Loans held for sale	3,532	28	3.27	2,888	25	3.35
Total loans and leases	117,103	1,518	5.16	115,609	1,517	5.23
Total earning assets	156,863	1,763	4.48	153,918	1,758	4.55
Nonearning assets	25,341			25,388
Total assets	$182,204			$179,306

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$19,837	6	0.12	$20,157	7	0.12
Money market and savings	47,965	19	0.15	47,500	22	0.19
Certificates and other time deposits	31,724	71	0.90	30,727	76	0.99
Foreign office deposits - interest-bearing	387	―	0.13	321	―	0.12
Total interest-bearing deposits	99,913	96	0.38	98,705	105	0.42
Fed funds purchased, repos and other borrowings	3,340	2	0.27	3,478	3	0.25
Long-term debt	18,689	152	3.24	19,682	130	2.64
Total interest-bearing liabilities	121,942	250	0.82	121,865	238	0.78
Noninterest-bearing deposits	31,849			29,990
Other liabilities	7,225			7,326
Shareholders' equity	21,188			20,125
Total liabilities and shareholders' equity	$182,204			$179,306

Average interest-rate spread			3.66			3.77

Net interest income/ net interest margin		$1,513	3.84%		$1,520	3.94%

Taxable-equivalent adjustment		$37			$37
Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.
13

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	June 30, 2012			March 31, 2012			December 31, 2011
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$848	$3	1.49%	$820	$3	1.54%	$709	$2	1.57%
Mortgage-backed securities issued by GSE	32,176	160	1.98	31,742	174	2.20	31,053	164	2.12
States and political subdivisions	1,857	27	5.85	1,858	27	5.84	1,861	28	5.82
Non-agency mortgage-backed securities	338	5	5.76	411	6	5.98	459	8	7.26
Other securities	704	3	1.58	532	2	1.64	544	2	1.61
Covered securities	1,191	46	15.62	1,226	34	11.02	1,241	43	13.89
Total securities	37,114	244	2.62	36,589	246	2.70	35,867	247	2.76
Other earning assets	3,511	6	0.69	3,502	7	0.76	2,974	4	0.57
Loans and leases
Commercial loans and leases
Commercial and industrial	36,293	366	4.06	36,021	362	4.04	35,232	368	4.14
Commercial real estate—other	10,578	100	3.79	10,678	101	3.81	10,839	105	3.82
Commercial real estate—residential ADC	1,744	16	3.67	1,989	18	3.58	2,298	20	3.46
Direct retail lending	15,071	184	4.90	14,712	182	4.98	14,183	183	5.12
Sales finance loans	7,690	77	4.03	7,516	80	4.27	7,308	84	4.56
Revolving credit loans	2,178	45	8.35	2,175	46	8.51	2,159	48	8.68
Residential mortgage loans	22,114	247	4.47	21,056	239	4.54	20,051	232	4.65
Other lending subsidiaries	9,370	260	11.17	8,668	249	11.53	8,627	247	11.36
Total loans and leases held for investment
(excluding covered loans)	105,038	1,295	4.95	102,815	1,277	4.99	100,697	1,287	5.08
Covered loans	4,211	200	19.01	4,672	224	19.32	5,109	244	18.96
Total loans and leases held for investment	109,249	1,495	5.50	107,487	1,501	5.61	105,806	1,531	5.75
Loans held for sale	2,511	22	3.51	2,916	26	3.62	2,717	25	3.71
Total loans and leases	111,760	1,517	5.45	110,403	1,527	5.56	108,523	1,556	5.69
Total earning assets	152,385	1,767	4.65	150,494	1,780	4.75	147,364	1,807	4.88
Nonearning assets	24,485			23,475			24,132
Total assets	$176,870			$173,969			$171,496

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$19,911	6	0.12	$19,712	6	0.13	$19,467	7	0.15
Money market and savings	46,557	22	0.19	45,667	22	0.19	44,789	24	0.21
Certificates and other time deposits	31,205	79	1.02	32,942	93	1.13	32,290	106	1.30
Foreign office deposits - interest-bearing	32	―	0.06	112	―	0.03	163	―	0.03
Total interest-bearing deposits	97,705	107	0.44	98,433	121	0.49	96,709	137	0.56
Fed funds purchased, repos and other borrowings	3,362	3	0.31	3,452	1	0.23	3,727	2	0.24
Long-term debt	22,544	157	2.79	21,720	185	3.41	21,689	179	3.28
Total interest-bearing liabilities	123,611	267	0.87	123,605	307	1.00	122,125	318	1.04
Noninterest-bearing deposits	27,643			26,173			25,216
Other liabilities	6,879			6,362			6,400
Shareholders' equity	18,737			17,829			17,755
Total liabilities and shareholders' equity	$176,870			$173,969			$171,496

Average interest-rate spread			3.78			3.75			3.84

Net interest income/ net interest margin		$1,500	3.95%		$1,473	3.93%		$1,489	4.02%

Taxable-equivalent adjustment		$38			$37			$37
Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.
14

BB&T Corporation
Average Balances and Rates - Year-To-Date
(Dollars in millions)

	Year-to-Date
	December 31, 2012			December 31, 2011
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$1,445	$24	1.67%	$288	$4	1.52%
Mortgage-backed securities issued by GSE	30,848	624	2.02	25,305	472	1.86
States and political subdivisions	1,851	108	5.83	1,895	109	5.72
Non-agency mortgage-backed securities	346	20	5.76	528	35	6.72
Other securities	661	10	1.56	658	10	1.55
Covered securities	1,183	172	14.53	1,249	168	13.46
Total securities	36,334	958	2.64	29,923	798	2.67
Other earning assets	3,359	31	0.91	3,207	20	0.62
Loans and leases
Commercial loans and leases
Commercial and industrial	36,966	1,464	3.96	34,153	1,446	4.23
Commercial real estate—other	10,779	411	3.81	11,139	425	3.81
Commercial real estate—residential ADC	1,665	63	3.76	2,769	97	3.51
Direct retail lending	15,270	744	4.87	13,850	722	5.22
Sales finance loans	7,680	305	3.97	7,202	352	4.88
Revolving credit loans	2,217	186	8.41	2,106	185	8.77
Residential mortgage loans	22,623	989	4.37	18,782	902	4.80
Other lending subsidiaries	9,525	1,051	11.04	8,280	953	11.51
Total loans and leases held for investment
(excluding covered loans)	106,725	5,213	4.88	98,281	5,082	5.17
Covered loans	4,045	765	18.91	5,498	1,053	19.15
Total loans and leases held for investment	110,770	5,978	5.40	103,779	6,135	5.91
Loans held for sale	2,963	101	3.42	2,183	82	3.75
Total loans and leases	113,733	6,079	5.35	105,962	6,217	5.87
Total earning assets	153,426	7,068	4.61	139,092	7,035	5.06
Nonearning assets	24,676			23,874
Total assets	$178,102			$162,966

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$19,904	25	0.12	$18,614	30	0.16
Money market and savings	46,927	85	0.18	41,287	129	0.31
Certificates and other time deposits	31,647	319	1.01	28,825	453	1.57
Foreign office deposits - interest-bearing	214	―	0.11	647	(2)	(0.37)
Total interest-bearing deposits	98,692	429	0.43	89,373	610	0.68
Fed funds purchased, repos and other borrowings	3,408	9	0.26	5,189	14	0.27
Long-term debt	20,651	624	3.02	22,257	757	3.40
Total interest-bearing liabilities	122,751	1,062	0.86	116,819	1,381	1.18
Noninterest-bearing deposits	28,925			22,945
Other liabilities	6,949			5,935
Shareholders' equity	19,477			17,267
Total liabilities and shareholders' equity	$178,102			$162,966

Average interest-rate spread			3.75			3.88

Net interest income/ net interest margin		$6,006	3.91%		$5,654	4.06%

Taxable-equivalent adjustment		$149			$147
Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.
15

BB&T Corporation
Credit Quality
(Dollars in millions)

		As of
		Dec. 31	Sept. 30	June 30	March 31	Dec. 31
		2012	2012	2012	2012	2011
Nonperforming assets (1)
	Nonaccrual loans and leases
	Commercial loans and leases
	Commercial and industrial	$546	$597	$620	$685	$582
	Commercial real estate—other	212	259	301	312	394
	Commercial real estate—residential ADC	128	204	241	312	376
	Direct retail lending	132	134	133	139	142
	Sales finance loans	7	7	13	15	7
	Residential mortgage loans	269	266	263	320	308
	Other lending subsidiaries	86	73	76	60	63
	Total nonaccrual loans and leases held for investment	1,380	1,540	1,647	1,843	1,872
	Foreclosed real estate (2)	107	139	221	378	536
	Other foreclosed property	49	39	29	35	42
	Total nonperforming assets (excluding covered assets) (2)	$1,536	$1,718	$1,897	$2,256	$2,450
Performing troubled debt restructurings (TDRs) (3)
	Commercial loans and leases
	Commercial and industrial	$77	$66	$62	$76	$74
	Commercial real estate—other	67	75	78	82	117
	Commercial real estate—residential ADC	21	25	28	30	44
	Direct retail lending	197	120	114	117	146
	Sales finance loans	19	7	7	7	8
	Revolving credit loans	56	58	58	61	62
	Residential mortgage loans (6)	769	646	636	589	608
	Other lending subsidiaries	96	77	69	53	50
	Total performing TDRs (6)(11)	$1,302	$1,074	$1,052	$1,015	$1,109
Loans 90 days or more past due and still accruing
	Commercial loans and leases
	Commercial and industrial	$1	$1	$2	$2	$2
	Commercial real estate—other	―	―	―	1	―
	Direct retail lending	38	41	39	49	56
	Sales finance loans	10	11	11	13	18
	Revolving credit loans	16	14	13	14	17
	Residential mortgage loans (7)(9)	92	80	78	72	104
	Other lending subsidiaries	10	5	4	6	5
	Total loans 90 days past due and still accruing (excluding covered loans) (4)(7)(9)	$167	$152	$147	$157	$202
Loans 30-89 days past due
	Commercial loans and leases
	Commercial and industrial	$42	$41	$53	$62	$85
	Commercial real estate—other	12	9	16	26	22
	Commercial real estate—residential ADC	2	8	9	8	14
	Direct retail lending	145	136	119	135	162
	Sales finance loans	56	53	49	50	75
	Revolving credit loans	23	21	20	20	22
	Residential mortgage loans (8)(10)	498	501	423	397	479
	Other lending subsidiaries	290	259	218	172	273

	Total loans 30-89 days past due (excluding covered loans) (5)(8)(10)	$1,068	$1,028	$907	$870	$1,132
(1)	Covered loans are considered to be performing due to the application of the accretion method. Covered loans that are contractually past due are noted in the footnotes below.
(2)	Excludes foreclosed real estate totaling $254 million, $289 million, $310 million, $364 million and $378 million at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively, that are covered by FDIC loss sharing agreements.
(3)	Excludes TDRs that are nonperforming totaling $231 million, $225 million, $219 million, $263 million and $280 million at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively. These amounts are included in total nonperforming assets.
(4)	Excludes loans past due 90 days or more that are covered by FDIC loss sharing agreements totaling $442 million, $476 million, $613 million, $677 million and $736 million at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.
(5)	Excludes loans past due 30-89 days that are covered by FDIC loss sharing agreements totaling $135 million, $173 million, $199 million, $258 million and $222 million at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.
(6)	Excludes mortgage TDRs that are government guaranteed totaling $315 million, $275 million, $266 million, $242 million and $236 million at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively. Includes mortgage TDRs held for sale.
(7)	Excludes mortgage loans past due 90 days or more that are government guaranteed totaling $254 million, $233 million, $217 million, $218 million and $206 million at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively. Includes past due mortgage loans held for sale.
(8)	Excludes mortgage loans past due 30-89 days that are government guaranteed totaling $96 million, $95 million, $94 million, $82 million and $91 million at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively. Includes past due mortgage loans held for sale.
(9)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 90 days or more totaling $517 million, $499 million, $453 million, $439 million and $426 million at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.
(10)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 30-89 days totaling $5 million, $6 million, $5 million, $5 million and $7 million at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.
(11)	Includes $226 million of performing loans that were classified as TDRs during the fourth quarter of 2012 in connection with recent regulatory guidance related to loans discharged in bankruptcy not reaffirmed by the borrower.
16

BB&T Corporation
Credit Quality
(Dollars in millions)

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2012	2012	2012	2012	2011
Allowance for credit losses
Beginning balance	$2,096	$2,157	$2,221	$2,285	$2,406
Provision for credit losses (excluding covered loans)	256	244	259	285	223
Provision for covered loans	(4)	―	14	3	49
Charge-offs
Commercial loans and leases
Commercial and industrial	(98)	(84)	(92)	(63)	(81)
Commercial real estate—other	(41)	(40)	(51)	(73)	(60)
Commercial real estate—residential ADC	(27)	(35)	(74)	(54)	(92)
Direct retail lending	(54)	(57)	(56)	(57)	(58)
Sales finance loans	(7)	(5)	(7)	(7)	(8)
Revolving credit loans	(19)	(20)	(20)	(22)	(21)
Residential mortgage loans	(29)	(35)	(30)	(42)	(45)
Other lending subsidiaries	(60)	(58)	(47)	(60)	(53)
Covered loans	(5)	(2)	(12)	(15)	(13)
Total charge-offs	(340)	(336)	(389)	(393)	(431)
Recoveries
Commercial loans and leases
Commercial and industrial	5	4	4	4	6
Commercial real estate—other	4	3	3	3	3
Commercial real estate—residential ADC	8	2	23	8	5
Direct retail lending	9	9	8	10	10
Sales finance loans	3	2	2	3	2
Revolving credit loans	4	5	4	5	5
Residential mortgage loans	1	―	1	1	2
Other lending subsidiaries	6	6	7	7	5
Total recoveries	40	31	52	41	38
Net charge-offs	(300)	(305)	(337)	(352)	(393)
Ending balance	$2,048	$2,096	$2,157	$2,221	$2,285
Allowance for credit losses
Allowance for loan and lease losses (excluding covered loans)	$1,890	$1,914	$1,987	$2,044	$2,107
Allowance for covered loans	128	137	139	137	149
Reserve for unfunded lending commitments	30	45	31	40	29
Total	$2,048	$2,096	$2,157	$2,221	$2,285

				As of/For the
				Twelve Months Ended
				December 31
				2012	2011
Allowance for credit losses
Beginning balance				$2,285	$2,755
Provision for credit losses (excluding covered loans)				1,044	1,119
Provision for covered loans				13	71
Charge-offs
Commercial loans and leases
Commercial and industrial				(337)	(323)
Commercial real estate—other				(205)	(273)
Commercial real estate—residential ADC				(190)	(302)
Direct retail lending				(224)	(276)
Sales finance loans				(26)	(32)
Revolving credit loans				(81)	(95)
Residential mortgage loans (1)				(136)	(269)
Other lending subsidiaries				(225)	(190)
Covered loans				(34)	(66)
Total charge-offs				(1,458)	(1,826)
Recoveries
Commercial loans and leases
Commercial and industrial				17	28
Commercial real estate—other				13	18
Commercial real estate—residential ADC				41	25
Direct retail lending				36	37
Sales finance loans				10	9
Revolving credit loans				18	19
Residential mortgage loans				3	5
Other lending subsidiaries				26	25
Total recoveries				164	166
Net charge-offs				(1,294)	(1,660)
Ending balance				$2,048	$2,285
(1)	Includes charge-offs of $87 million in the second quarter of 2011 in connection with BB&T's NPL disposition strategy.
17

BB&T Corporation
Credit Quality

	As of/For the Quarter Ended
	Dec. 31		Sept. 30		June 30		March 31		Dec. 31
	2012		2012		2012		2012		2011
Asset Quality Ratios (including covered assets)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)(2)	1.02%		1.02%		0.97%		1.02%		1.22%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)(2)	0.52		0.53		0.67		0.75		0.84
Nonperforming loans and leases as a
percentage of total loans and leases	1.17		1.31		1.45		1.67		1.68
Nonperforming assets as a percentage of:
Total assets	0.97		1.10		1.24		1.50		1.62
Loans and leases plus foreclosed property	1.51		1.70		1.93		2.35		2.52
Net charge-offs as a percentage of average loans and leases	1.02		1.05		1.21		1.28		1.44
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	1.76		1.80		1.91		2.02		2.10
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.69	X	1.69	X	1.57	X	1.54	X	1.45	X
Nonperforming loans and leases held for investment	1.46		1.33		1.29		1.18		1.21
Asset Quality Ratios (excluding covered assets) (3)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)(2)	0.93%		0.90%		0.83%		0.82%		1.06%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)(2)	0.15		0.13		0.13		0.15		0.19
Nonperforming loans and leases as a
percentage of total loans and leases	1.20		1.35		1.50		1.74		1.76
Nonperforming assets as a percentage of:
Total assets	0.85		0.97		1.09		1.33		1.45
Loans and leases plus foreclosed property	1.33		1.51		1.72		2.12		2.29
Net charge-offs as a percentage of average loans and leases	1.04		1.08		1.22		1.28		1.46
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	1.70		1.73		1.86		1.97		2.05
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.60	X	1.59	X	1.52	X	1.51	X	1.40	X
Nonperforming loans and leases held for investment	1.37		1.24		1.21		1.11		1.13

							As of/For the
							Twelve Months Ended
							December 31
							2012		2011
Asset Quality Ratios
Including covered loans:
Net charge-offs as a percentage of average loans and leases							1.14%		1.57%
Ratio of allowance for loan and lease losses to net charge-offs							1.56	X	1.36	X
Excluding covered loans:
Net charge-offs as a percentage of average loans and leases (4)							1.15%		1.59%
Ratio of allowance for loan and lease losses to net charge-offs							1.50	X	1.32	X
Applicable ratios are annualized.
(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase. Refer to the footnotes in the Credit Quality section of this supplement for amounts related to these loans.
(2)	Excludes mortgage loans guaranteed by the government. Refer to the footnotes in the Credit Quality section of this supplement for amounts related to these loans.
(3)	These asset quality ratios have been adjusted to remove the impact of covered loans and covered foreclosed property. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of covered loans in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by purchase accounting.
(4)	Excluding the impact of losses and balances associated with BB&T's NPL disposition strategy, the adjusted net charge-offs ratio would have been 1.50% for the twelve months ended December 31, 2011.
18

BB&T Corporation
Credit Quality - Supplemental Information
(Dollars in millions)

	As of December 31, 2012
			Past Due 30-89		Past Due 90+
	Current Status		Days		Days				Total
Performing TDRs: (1)
Commercial loans
Commercial and industrial	$76	98.7%	$1	1.3%	$	―	―	%	$77
Commercial real estate—other	67	100.0	―	―		―	―		67
Commercial real estate—residential ADC	21	100.0	―	―		―	―		21
Direct retail lending	183	92.9	12	6.1		2	1.0		197
Sales finance loans	16	84.2	2	10.5		1	5.3		19
Revolving credit loans	45	80.4	5	8.9		6	10.7		56
Residential mortgage loans (2)	643	83.6	106	13.8		20	2.6		769
Other lending subsidiaries	84	87.5	12	12.5		―	―		96
Total performing TDRs	1,135	87.2	138	10.6		29	2.2		1,302
Nonperforming TDRs (3)	60	26.0	22	9.5		149	64.5		231
Total TDRs (2)	$1,195	78.0%	$160	10.4%		$178	11.6%		$1,533

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2012	2012	2012	2012	2011
Net charge-offs as a percentage of
average loans and leases:
Commercial loans and leases
Commercial and industrial	0.97%	0.85%	0.97%	0.66%	0.84%
Commercial real estate—other	1.37	1.37	1.84	2.64	2.11
Commercial real estate—residential ADC	5.36	8.40	11.74	9.37	14.84
Direct retail lending	1.13	1.24	1.27	1.28	1.36
Sales finance loans	0.20	0.16	0.24	0.23	0.34
Revolving credit loans	2.65	2.63	3.05	3.12	3.13
Residential mortgage loans	0.47	0.59	0.53	0.78	0.86
Other lending subsidiaries	2.16	2.04	1.74	2.45	2.16
Covered loans	0.50	0.28	1.11	1.29	0.99
Total loans and leases (4)	1.02	1.05	1.21	1.28	1.44

Total loans and leases, excluding covered loans (4)	1.04	1.08	1.22	1.28	1.46

				Year-to-date
				Dec. 31	Dec. 31
				2012	2011
Net charge-offs as a percentage of
average loans and leases:
Commercial loans and leases
Commercial and industrial				0.87%	0.86%
Commercial real estate—other				1.80	2.29
Commercial real estate—residential ADC				8.92	9.97
Direct retail lending				1.23	1.74
Sales finance loans				0.21	0.32
Revolving credit loans				2.86	3.62
Residential mortgage loans				0.59	1.41
Other lending subsidiaries				2.09	1.99
Covered loans				0.83	1.20
Total loans and leases (4)				1.14	1.57

Total loans and leases, excluding covered loans (4)				1.15	1.59
Applicable ratios are annualized.
(1)	Past due performing TDRs are included in past due disclosures.
(2)	Excludes mortgage TDRs that are government guaranteed totaling $315 million.
(3)	Nonperforming TDRs are included in nonaccrual loan disclosures.
(4)	Total loans and leases includes loans held for sale.
19

BB&T Corporation
Capital Information - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2012	2012	2012	2012	2011
Selected Capital Information (1)
Risk-based capital
Tier 1	$14,373	$13,593	$12,383	$15,207	$14,913
Total	18,146	17,536	16,433	19,342	18,802
Risk-weighted assets (2)	126,466	125,156	121,922	119,042	119,725
Average quarterly tangible assets	175,015	172,100	170,042	167,771	165,349
Risk-based capital ratios
Tier 1	11.4%	10.9%	10.2%	12.8%	12.5%
Total	14.3	14.0	13.5	16.2	15.7
Leverage capital ratio	8.2	7.9	7.3	9.1	9.0
Equity as a percentage of total assets	11.5	11.3	10.6	10.2	10.0
Book value per common share	$27.21	$26.88	$26.19	$25.51	$24.98

Selected non-GAAP Capital Information (3)
Tangible common equity as a percentage of tangible assets	6.9%	6.8%	6.9%	7.1%	6.9%
Tier 1 common equity as a percentage of risk-weighted assets	9.7	9.5	9.7	10.0	9.7

Tangible book value per common share	$17.52	$17.02	$16.92	$17.12	$16.73

Calculations of Tier 1 common equity and tangible assets and related measures:

Tier 1 equity	$14,373	$13,593	$12,383	$15,207	$14,913
Less:
Preferred stock	2,116	1,679	559	―	―
Qualifying restricted core capital elements	―	5	―	3,250	3,250
Tier 1 common equity	$12,257	$11,909	$11,824	$11,957	$11,663

Total assets	$183,872	$182,021	$178,529	$174,752	$174,579
Less:
Intangible assets, net of deferred taxes	7,273	7,239	6,950	6,402	6,406
Plus:
Regulatory adjustments, net of deferred taxes	212	81	239	327	421
Tangible assets	$176,811	$174,863	$171,818	$168,677	$168,594

Total risk-weighted assets (2)	$126,466	$125,156	$121,922	$119,042	$119,725

Tangible common equity as a percentage of tangible assets	6.9%	6.8%	6.9%	7.1%	6.9%
Tier 1 common equity as a percentage of risk-weighted assets	9.7	9.5	9.7	10.0	9.7

Tier 1 common equity	$12,257	$11,909	$11,824	$11,957	$11,663

Outstanding shares at end of period (in thousands)	699,728	699,541	698,795	698,454	697,143

Tangible book value per common share	$17.52	$17.02	$16.92	$17.12	$16.73
(1)	Current quarter regulatory capital information is preliminary.
(2)	Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off-balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
(3)	Tangible common equity and Tier 1 common equity ratios are non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.
20

BB&T Corporation
Selected Items & Additional Information
(Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax

Fourth Quarter 2012
None

Third Quarter 2012
Mortgage repurchase expense adjustments (1)	Loan-related expense			$(28)	$(17)

Second Quarter 2012
Leveraged lease tax benefit	Provision for income taxes			N/A	12

First Quarter 2012
Tax related items, net (2)	Other noninterest income			(42)	(50)
Leveraged lease write-downs	Other noninterest expense			(15)	(10)

Fourth Quarter 2011
Losses/write-downs related to NPL disposition strategy	Other noninterest income			(11)	(7)
VISA indemnification	Other noninterest expense			(11)	(7)

Third Quarter 2011
Losses/write-downs related to NPL disposition strategy	Other noninterest income			(37)	(23)
Leveraged lease sale	Other noninterest expense			(16)	10

Second Quarter 2011
Losses/write-downs related to NPL disposition strategy	Other noninterest income			(27)	(17)

First Quarter 2011
Losses/write-downs related to NPL disposition strategy	Other noninterest income			(74)	(46)

	As of / Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2012	2012	2012	2012	2011

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation
MSRs fair value increase (decrease)	$35	$(29)	$(132)	$93	$(23)
MSRs hedge gains (losses)	(20)	49	152	(53)	45
Net	$15	$20	$20	$40	$22

Residential mortgage loan originations	$8,570	$8,234	$8,045	$8,250	$8,424

Residential mortgage servicing portfolio (3)
Loans serviced for others	73,769	72,343	71,389	70,318	67,066
Bank-owned loans serviced	27,501	27,194	26,171	24,308	24,574
Total servicing portfolio	101,270	99,537	97,560	94,626	91,640

Weighted-average coupon rate	4.59%	4.71%	4.81%	4.89%	5.02%
Weighted-average servicing fee	0.319	0.322	0.327	0.332	0.338

Selected Miscellaneous Information
Derivatives notional amount	$73,266	$81,407	$76,989	$69,059	$67,581
Fair value of derivatives	13	(47)	(52)	(78)	19
Accumulated comprehensive income related to securities,
net of tax (4)	329	357	216	134	50
Common stock prices
High	33.89	34.37	32.74	31.94	25.57
Low	26.86	30.41	27.40	25.26	19.76
End of period	29.11	33.16	30.85	31.39	25.17

Banking offices	1,832	1,851	1,774	1,773	1,779
ATMs	2,826	2,750	2,511	2,436	2,483
FTEs	33,981	34,006	32,998	31,185	31,774
(1)	Related to better identification of unrecoverable costs associated with investor-owned loans.
(2)	Includes write-downs of investments in affordable housing and other tax adjustments.
(3)	Amounts reported are unpaid principal balance.
(4)	Includes the impact of the FDIC loss sharing agreements on the covered securities.
21

BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions)

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Efficiency and Fee Income Ratios (1)	2012	2012	2012	2012	2011
Efficiency ratio - GAAP	58.8%	61.6%	57.9%	59.0%	67.1%
Effect of securities gains (losses), net	―	―	―	(0.2)	2.4
Effect of merger-related and restructuring charges, net	(0.5)	(1.7)	(0.1)	(0.5)	(0.7)
Effect of losses/write-downs on NPL disposition loans	―	―	―	―	(0.2)
Effect of mortgage repurchase expense adjustments	―	(1.1)	―	―	―
Effect of FDIC loss share accounting	(0.1)	―	0.2	0.1	0.9
Effect of affordable housing investments write-down	―	―	―	(1.0)	―
Effect of foreclosed property expense	(1.9)	(2.2)	(2.9)	(3.9)	(14.5)
Effect of leveraged lease sale/write-downs	―	―	―	(0.6)	―
Effect of VISA indemnification	―	―	―	―	(0.5)
Effect of amortization of intangibles	(1.0)	(1.4)	(1.2)	(0.9)	(1.0)
Efficiency ratio - reported	55.3	55.2	53.9	52.0	53.5
Fee income ratio - GAAP	40.3%	38.8%	39.2%	37.1%	38.2%
Effect of securities gains (losses), net	―	―	―	0.2	(2.7)
Effect of losses/write-downs on NPL disposition loans	―	―	―	―	0.3
Effect of affordable housing investments write-down	―	―	―	1.1	―
Effect of FDIC loss share accounting	3.8	3.6	3.2	2.6	2.6
Fee income ratio - reported	44.1	42.4	42.4	41.0	38.4

				Year-to-Date Dec. 31
				2012	2011
Efficiency ratio - GAAP				59.3%	66.2%
Effect of securities gains (losses), net				(0.1)	0.4
Effect of merger-related and restructuring charges, net				(0.7)	(0.2)
Effect of losses/write-downs on NPL disposition loans				―	(1.0)
Effect of mortgage repurchase expense adjustments				(0.1)	―
Effect of FDIC loss share accounting				0.1	0.3
Effect of affordable housing investments write-down				(0.2)	―
Effect of foreclosed property expense				(2.7)	(9.1)
Effect of leveraged lease sale/write-downs				(0.2)	(0.2)
Effect of VISA indemnification				―	(0.1)
Effect of amortization of intangibles				(1.1)	(1.1)
Efficiency ratio - reported				54.3	55.2
Fee income ratio - GAAP				38.9%	35.5%
Effect of securities gains (losses), net				0.1	(0.4)
Effect of losses/write-downs on NPL disposition loans				―	1.0
Effect of affordable housing investments write-down				0.2	―
Effect of FDIC loss share accounting				3.3	3.6
Fee income ratio - reported				42.5	39.7

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Return on Average Tangible Common Shareholders' Equity (2)	2012	2012	2012	2012	2011

Net income available to common shareholders	$506	$469	$510	$431	$391
Plus:
Amortization of intangibles, net of tax	17	19	18	14	15
Tangible net income available to common shareholders	$523	$488	$528	$445	$406

Average common shareholders' equity	$19,160	$18,757	$18,302	$17,772	$17,693
Less:
Average intangible assets	7,463	7,341	7,031	6,510	6,485
Average tangible common shareholders' equity	$11,697	$11,416	$11,271	$11,262	$11,208

Return on average tangible common shareholders' equity	17.80%	17.01%	18.85%	15.88%	14.36%

				Year-to-Date Dec. 31
				2012	2011

Net income available to common shareholders				$1,916	$1,289
Plus:
Amortization of intangibles, net of tax				68	62
Tangible net income available to common shareholders				$1,984	$1,351

Average common shareholders' equity				$18,501	$17,208
Less:
Average intangible assets				7,088	6,484
Average tangible common shareholders' equity				$11,413	$10,724

Return on average tangible common shareholders' equity				17.39%	12.60%

(1)	BB&T's management uses these measures in their analysis of the Corporation's performance. BB&T's management believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.
(2)	BB&T's management believes investors use this measure to evaluate the return on average common shareholders' equity without the impact of intangible assets and their related amortization.

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